UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 14, 2003
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CRITICAL PATH, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

California	000-25331	91-1788300

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

350 THE EMBARCADERO, SAN FRANCISCO, CALIFORNIA 94105
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(415) 541-2500

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.          Other Events.

     On February 14, 2003, Critical Path, Inc., a California corporation, accepted the resignation of Klaus Esser, as a member of the Board of Directors of the company. As soon as practicable, the Board will appoint a successor to fill the vacancy left by Mr. Esser’s resignation.

Item 7.          Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

Date:	February 19, 2003	/s/ Paul Bartlett ——————————— Paul Bartlett Executive Vice President and Chief Financial Officer